PUTNAM
                                                 NEW YORK
                                                 INTERMEDIATE
                                                 TAX EXEMPT
                                                 FUND


[Artwork]


ANNUAL REPORT
November 30, 1995


[Putnam logo]


Boston * London * Tokyo

FUND HIGHLIGHTS

"Even if Congress should adopt a flat tax -- only a remote possibility, in most observers' view -- New York's comparatively high state and local tax rates make it likely that its municipal bonds would be hurt to a lesser degree than others around the nation."

        -- James Prusko, manager, Putnam New York Intermediate Tax Exempt Fund

"[The] upheaval in the muni market has created some great deals for investors who know where to look."

                                                       -- Money, November 1995




                CONTENTS

       4        Report from Putnam Management
       8        Fund performance summary
      12        Portfolio holdings
      14        Financial statements

FROM THE CHAIRMAN                                [Photograph of George Putnam]
                                                 *(C) Karsh, Ottawa

DEAR SHAREHOLDER:

TAX-EXEMPT BOND INVESTORS WILL LONG REMEMBER 1995 AS A YEAR OF HIGHS AND LOWS, EMOTIONALLY AS WELL AS IN THE MARKET. THE YEAR BEGAN AS THE BOND MARKET WAS CO-MING OFF ONE OF ITS WORST PERIODS IN RECENT MEMORY. JUST AS THINGS BEGAN TO LOOK BRIGHTER FOR TAX-EXEMPT BONDS, TALK IN WASHINGTON ABOUT A FLAT TAX SPARKED A WA-VE OF UNCERTAINTY AMONG INVESTORS.

CONCERNED THAT SUCH A TAX WOULD ELIMINATE THE FEDERAL INCOME TAX ADVANTAGE OF MUNICIPAL BONDS, THEY STAYED AWAY FROM THE MARKET IN DROVES. INSTEAD OF JOINING THE PANIC, PUTNAM NEW YORK INTERMEDIATE TAX EXEMPT FUND'S MANAGERS TOOK ADVANTA-GE OF IT TO LOCK IN GAINS AND ACQUIRE NEW HOLDINGS AT ATTRACTIVE PRICES.

BY SPRING, INVESTORS HAD REALIZED HOW REMOTE PASSAGE OF ANY TAX-REFORM LEGISLA-TION ACTUALLY WAS DURING AN ELECTION YEAR. AS THE FUND CLOSED ITS FISCAL YEAR ON NOVEMBER 30, 1995, THE MARKET WAS ON A SOLID UPWARD PATH AGAIN.

AS YOU KNOW FROM THE PROXY MATERIALS YOU HAVE RECENTLY RECEIVED, THE TRUSTEES ARE ASKING YOUR FUND'S SHAREHOLDERS TO APPROVE A MERGER WITH PUTNAM NEW YORK TAX EXEMPT INCOME FUND. I URGE YOU TO READ THE MATERIALS CAREFULLY, MARK YOUR PROXY CARD, AND RETURN IT PROMPTLY.

RESPECTFULLY YOURS,


GEORGE PUTNAM
CHAIRMAN OF THE TRUSTEES
JANUARY 17, 199

*(C) Copyright.

REPORT FROM THE FUND MANAGER
JAMES M. PRUSKO

The media's hype about various tax-reform proposals was not enough to dampen the bond market's euphoric rally during 1995. Strong technical factors -- including low inflation and relatively low interest rates -- helped push performance of tax-free investments to double-digit levels. In light of the market woes of 1994, this outcome could not have been more welcome. Putnam New York Intermedia-te Tax Exempt Fund's class A and class B shares posted total returns of 12.96% and 12.31%, respectively, at net asset value for the 12 months ended November 30, 1995.

STRONG RELATIVE PERFORMANCE: A MATTER OF PERSPECTIVE
Municipal bonds in general participated in the 1995 fixed-income market rally in respectable fashion. However, their performance relative to taxable invest-ments may appear somewhat lackluster. In our view, this is largely because of investors' lingering concerns about the perceived effects of the flat-tax propo-sal introduced in April. In its purest form a flat tax would deprive municipal bonds of their beneficial tax treatment.

We believe the flat-tax distraction prevented your fund's investments from atta-ining the full price appreciation potential presented by the favorable invest-ment environment. However, the municipal bond market's returns during the 12 months ended November 30, 1995, are best considered in a historical context. In any good year, the market's performance would have been quite satisfactory, and during 1994's market decline, it would have been considered a godsend.

Furthermore, on a tax-equivalent basis, a New York investor in the combined maximum federal and state income tax bracket of 44.19% would have had to earn 8.74% and 7.70%, respectively, to match the 4.88% and 4.30% current dividend rates at net asset value of your fund's class A and class B shares produced at the end of the pe-riod.

STRATEGIES EMPHASIZE VALUE AND LOW RISK
During the fiscal year, particularly in the latter half, our active monitoring of municipal-bond market trends identified some attractive income opportunities. We were able to reposition the portfolio to take advantage of them. One such shift exemplifies the fund's search for bonds offering value.

New York City general obligation bonds suffered in the months leading up to and following the election of a Republican

[Line Chart - Page 5]

BOND YIELDS: MUNICIPALS VERSUS TREASURIES
---------------------------------------------
11/94                      86.599998
12/94                      85
 1/95                      83
 2/95                      80.599998
 3/95                      80.800003
 4/95                      82.199997
 5/95                      86.599998
 6/95                      90.699997
 7/95                      87.699997
 8/95                      90.599998
 9/95                      91.699997
10/95                      90.599998
11/95                      90.699997
---------------------------------------------
Chart shows the yield of an average 30-year general obligation municipal bond as a percentage of the yield of an average 30-year Treasury bond during the 12 months ended 11/30/95. Interest and principal payments of Treasury bonds are backed by the full faith and credit of the U.S. government, while those of muni-cipal bonds have no such guarantee. Source: Bloomberg.

administration committed to budget tightening. During this period, we increased the fund's weighting in these bonds, particularly in the 10-year maturity sec-tor. Subsequently, as investors realized that belt-tightening measures would take time and that Mayor Guiliani and Governor Pataki could work together to re-solve the city's budget crisis, the bonds rallied, despite a slight but much ex-pected credit downgrade from A to BBB in July. We believe these holdings conti-nue to represent attractive value at current levels, offering solid income po-tential and relatively low market risk.

FUNDAMENTALS ARE SOUND, VALUATIONS APPEALING
As the fund enters fiscal 1996, we believe conditions for investing in fixed-income securities should remain hospitable. Subsiding inflation, a benign interest-rate environment, and decelerating economic growth seem likely to con-tinue.

The debate over tax reform is probably the most critical factor that will influ-ence tax-exempt bond performance over the next 12 months. While further instabi-lity cannot be ruled out, we believe investors have come to believe that a revi-sion of the income tax code would not likely occur until after the 1996 presi-dential election, at which time it would most likely involve a simplification of the existing system rather than a major overhaul.

That said, we are upbeat about the prospects for the municipal market for another reason: Any time municipal bonds underperform relative to Treasuries -- as they have during fiscal 1995 -- we believe a buying opportunity exists. Most high-grade long-term municipal bonds are providing 90% of the yield that Treasury bonds are offering, on a before-tax

[Pie Chart - Page 7]

PORTFOLIO QUALITY OVERVIEW *
------------------------------------------
40.7%                           AAA
12.8%                           AA/Aa
11.6%                           A/A-1
34.9%                           BBB/Baa

* Expressed as a percentage of the market value of the portfolio on 11/30/95. Holding will vary over time.

basis. While there can be no assurance, the failure of municipal bonds to parti-cipate in the 1995 rally to the same degree as their taxable counterparts leaves the potential for further price appreciation. This, in our opinion, represents attractive value. Interest and principal payments on Treasuries are backed by the full faith and credit of the U.S. government, while those of municipal bonds are not.

Going forward, we will continue to carefully monitor market events as they un-fold and position your fund to benefit from longer-term trends.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/95, there is no guarantee the fund will continue to hold these securities in the future.

PERFORMANCE SUMMARY

Performance should always be considered in light of a fund's investment strate-gy. Putnam New York Intermediate Tax Exempt Fund is designed for investors seek-ing a high level of current income free from federal income tax, New York state, and New York City personal income taxes consistent with preservation of capital.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assum-ing you held the shares through the entire period and reinvested all distribu-tions in the fund.

TOTAL RETURN FOR PERIODS ENDED 11/30/95

                                   CLASS A          CLASS B
                                  (6/8/94)         (6/8/94)
                                 NAV     POP     NAV     CDSC
-----------------------------------------------------------------------------
1 year                         12.96%   9.31%  12.31%    9.31%
-----------------------------------------------------------------------------
Life of fund (6/8/94)           6.10    2.61    5.07     2.13
Annual average                  4.03    1.73    3.40     1.43
-----------------------------------------------------------------------------

COMPARATIVE RETURNS FOR PERIODS ENDED 11/30/95

                                LEHMAN BROS.
                                   MUNICIPAL         CONSUMER
                                  BOND INDEX      PRICE INDEX
-----------------------------------------------------------------------------
1 year                                 18.90%            2.61%
-----------------------------------------------------------------------------
Life of fund (6/8/94)                  14.76             4.14
Annual average                          9.75             2.78
-----------------------------------------------------------------------------
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 3.25% maximum sales charge for class A shares. CDSC for class B shares assumes 3% maximum contingent deferred sales charge.

[Line Chart - Page 9]

GROWTH OF A $10,000 INVESTMENT

                                   LEHMAN BROS.
               FUND'S CLASS A         MUNICIPAL           CONSUMER
                 SHARE AT POP        BOND INDEX        PRICE INDEX
---------------------------------------------------------------------
  6/8/94              $ 9,525           $10,000            $10,000
11/30/94              $ 9,083           $ 9,652            $10,149
11/30/95              $10,261           $11,476            $10,414
---------------------------------------------------------------------
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 6/8/94 would have been valued at $10,507 on 11/30/95 ($10,213 with a redemption at the end of the period).



PRICE AND DISTRIBUTION INFORMATION
12 months ended 11/30/95
DISTRIBUTIONS                                CLASS A                 CLASS B
-------------------------------------------------------------------------------
Number                                         12                       12
-------------------------------------------------------------------------------
Income                                       $0.4260                 $0.3775
-------------------------------------------------------------------------------
Total                                        $0.4260                 $0.3775
-------------------------------------------------------------------------------
SHARE VALUE:                         NAV               POP               NAV
-------------------------------------------------------------------------------
11/30/94                           $7.77             $8.03             $7.76
-------------------------------------------------------------------------------
11/30/95                            8.33              8.61              8.32
-------------------------------------------------------------------------------
CURRENT RETURN:
End of period
-------------------------------------------------------------------------------
Current dividend rate (1)           4.88%             4.72%             4.30%
-------------------------------------------------------------------------------
Taxable equivalent (2)(a)           8.74              8.46              7.70
-------------------------------------------------------------------------------
Taxable equivalent (2)(b)           9.19              8.89              8.09
-------------------------------------------------------------------------------
Current 30-day SEC yield (3)        4.04              3.91              3.44
-------------------------------------------------------------------------------
Taxable equivalent (2)(a)           7.24              7.01              6.16
-------------------------------------------------------------------------------
Taxable equivalent (2)(b)           7.61              7.36              6.48
-------------------------------------------------------------------------------
For some investors, investment income may be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes. (1) In-come portion of most recent distribution, annualized and divided by NAV or POP at end of period. (2) Assumes (a) the maximum combined state and federal tax ra-te of 44.19% or (b) the maximum combined state, federal and New York City tax rates of 46.88%. Results for investors subject to lower tax rates would not be as advantageous. (3) Based on investment income, calculated using SEC guideli-nes.

TOTAL RETURN FOR PERIODS ENDED
12/31/95 (most recent calendar quarter)

                                 CLASS A               CLASS B
                                (6/8/94)              (6/8/94)
                             NAV        POP        NAV        CDSC
-------------------------------------------------------------------------------
1 year                     11.76%      8.18%     11.23%       8.23%
-------------------------------------------------------------------------------
Life of fund (6/8/94)       6.80       3.28       5.83        2.88
Annual average              4.22       2.05       3.63        1.80
-------------------------------------------------------------------------------
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 3.25% maximum sales charge for class A shares. CDSC for class B shares assumes 3% maximum contingent deferred sales charge.

TERMS AND DEFINITIONS

CLASS A SHARES are generally subject to an initial sales charge.

CLASS B SHARES may be subject to a sales charge upon redemption.

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabili-ties, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 3.25% sales charge for class A shares.

CONTINGENT DEFERRED SALES CHARGE (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 3% maximum during the first year to 1% during the fourth year. After the fourth year, the CDSC no longer applies.

LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond mar-ket. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended November 30, 1995

To the Trustees and Shareholders of
Putnam New York Intermediate Tax Exempt Fund

We have audited the accompanying statement of assets and liabilities of Putnam New York Intermediate Tax Exempt Fund, including the portfolio of investments owned, as of November 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period June 8, 1994 (commencement of operations) to November 30, 1994 and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these fi-nancial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of No-vember 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by mana-gement, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam New York Intermediate Tax Exempt Fund as of November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period June 8, 1994 (commencement of operations) to November 30, 1994 and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                       Coopers & Lybrand L.L.P.

Boston, Massachusetts
January 12, 1996

PORTFOLIO OF INVESTMENTS OWNED
November 30, 1995

KEY TO ABBREVIATIONS
        AMBAC   -- AMBAC Indemnity Corporation
          FSA   -- Financial Security Assurance
   G.O. BONDS   -- General Obligation Bonds
         MBIA   -- Municipal Bond Investors Assurance Corporation
        VRDN    -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (96.7%)*
PRINCIPAL AMOUNT                                   RATINGS**             VALUE

NEW YORK (96.7%)
-------------------------------------------------------------------------------
$150,000 Metro. Trans. Auth. Svc. Contract Rev.
         Bonds, 6.9s, 7/1/05                             BBB        $  162,938
 100,000 Muni. Assistance Corp. for City of NY,
         Ser. 60, 7s, 7/1/06                              AA           106,250
         NY City, G.O. Bonds
 100,000   Ser. B, 7 1/4s, 8/15/07                       BBB           111,750
 175,000   7 1/2s, 2/1/04                                BBB           194,250
 100,000 NY City, Indl. Dev. Agcy. Civic Fac. Rev.
         Bonds (USTA Natl. Tennis Ctr. Project),
         FSA, 6.1s, 11/15/04                             AAA           110,750
         NY State Dorm. Auth. Rev. Bonds
 100,000   (City University), Ser. A, 8 1/8s, 7/1/07     BBB           109,625
 100,000   (NY State Dept. of Health), 5.8s, 7/1/07      BBB           102,250
 185,000   (Cons City U. System), Ser. A, 5 3/4s,
           7/1/06                                        BBB           189,856
 250,000   (State U. Edl. Facs.), Ser. A,
           AMBAC, 5 1/2s, 5/15/06                        AAA           263,125
  75,000   (State U. Edl. Facs.), Ser. B, 5 1/4s,
           5/15/05                                       BBB            75,469
  75,000   (Court Facs. Lease), Ser. A, 5.2s, 5/15/05    BBB            74,625
 335,000   (St. Vincents Hosp. & Med. Ctr.), AMBAC,
           5.2s, 2/1/06                                  AAA           340,863
 100,000 NY State Energy Research & Dev. Auth. Poll.
         Control VRDN (NY State Elec. & Gas
         Co.), Ser. C, 3.55s, 6/1/29                     A-1           100,000
 100,000 NY State Env. Fac. Corp. Rev. Bonds (Poll.
         Control Rev. State Wtr. Revolving Fund), Ser.
         D, 6.2s, 11/15/04                               AAA           112,500
 125,000 NY State Env. Quality Rev. Bonds, 6 1/8s,
         12/1/05                                           A           138,125
 100,000 NY State Hsg. Fin. Agcy. Rev. Bonds,
         Ser. A, 8s, 11/1/08                             Baa           114,000
 100,000 NY State Local Govt. Assistance Corp.
         Rev. Bonds, Ser. A, 7s, 4/1/04                    A           113,000
         NY State Med. Care Facs. Fin. Agcy.
         Rev. Bonds
 300,000   (Mental Hlth. Svcs. Facs.), Ser. A,
           8 7/8s, 8/15/07                               BBB           327,750
 125,000   (NY Hosp. Mtge. Project), Ser. A,
           AMBAC, 6.2s, 2/15/05                          AAA           138,594
 100,000   (Mtge. Project), Ser. B, 5 3/4s, 8/15/04       AA           107,250
         NY State Mtge. Agcy. Rev. Bonds
 100,000   Ser. D & E, 8 1/4s, 4/1/03                    AAA           120,375
 100,000   Ser. 44, 6.7s, 4/1/04                          Aa           107,875

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                   RATINGS**             VALUE

NEW YORK (continued)
-------------------------------------------------------------------------------
$160,000 NY State Twy. Auth. Hwy. & Bridge
         Trust Fund Rev. Bonds Ser. A, AMBAC,
         5 1/4s, 4/1/04                                  AAA        $  165,800
 200,000 NY City, Muni. Wtr. Fin. Auth. Wtr. & Swr.
         Syst. Rev. Bonds MBIA, 5.2s, 6/15/08            AAA           201,500
 100,000 Niagara Falls, Wtr. Treatment Plant Rev.
         Bonds MBIA, 6.4s, 11/1/04                       AAA           111,000
 130,000 Niagara Frontier Trans. Auth. Arpt. Rev.
         Bonds (Greater Buffalo Intl. Arpt.), Ser. A,
         AMBAC, 6s, 4/1/06                               AAA           141,050
 100,000 Port Auth. of NY & NJ, Rev. Bonds (Cons.
         81st Ser.), 5.4s, 8/1/04                         AA           105,875
 100,000 Triborough Bridge & Tunnel Auth. of NY,
         Rev. Bonds (Gen. Purpose), Ser. Y, 5 3/4s,
         1/1/05                                           Aa           109,000
 125,000 United Nations Dev. Corp. Rev. Bonds
         Ser. B, 5 3/4s, 7/1/02                            A           133,905
-------------------------------------------------------------------------------
         TOTAL INVESTMENTS (cost $3,974,258)***                     $4,189,350
-------------------------------------------------------------------------------
  * Percentages indicated are based on net assets of $4,334,028.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1995 for the securities lis-ted. Ratings are generally ascribed to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessa-rily represent ratings which the agencies would ascribe to these securities at November 30, 1995. Ratings are not covered by the Report of independent accountants.

*** The aggregate identified cost on a tax basis is $3,974,258, resulting in gross unrealized appreciation and depreciation of $219,016 and $3,924, res-pectively, or net unrealized appreciation of $215,092.

    The rates shown on VRDN are the current interest rates at November 30, 1995 which are subject to change based on the terms of the security.

    The fund had the following insurance concentration greater than 10% at No-vember 30, 1995 (as a percentage of net assets):

    AMBAC                    24.2%

    The fund had the following industry group concentrations greater than 10% at November 30, 1995 (as a percentage of net assets):

    Hospitals/Health Care    23.7%
    Education                17.1
    Utilities                13.0

    The table below shows the percentages of the fund's investments at November 30, 1995 in securities assigned to the various rating categories by Moody's and Standard & Poor's.

              RATED SECURITIES AS
                  A PERCENTAGE OF
    RATING      FUND'S NET ASSETS
-------------------------------------------------------------------------------
    "AAA/Aaa"                39.4%
    "AA/Aa"                  12.4
    "A/A"                    11.2
    "BBB/Baa"                33.7

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995

ASSETS
-------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $3,974,258) (Note 1)                               $4,189,350
-------------------------------------------------------------------------------
Cash                                                                    84,506
-------------------------------------------------------------------------------
Interest and other receivables                                          72,664
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                   1,445
-------------------------------------------------------------------------------
Receivable from Manager (Note 2)                                        14,118
-------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                              15,597
-------------------------------------------------------------------------------
TOTAL ASSETS                                                         4,377,680

LIABILITIES
-------------------------------------------------------------------------------
Distributions payable to shareholders                                    5,301
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)               3,694
-------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                               33
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                   1,760
-------------------------------------------------------------------------------
Payable for organization expenses (Note 1)                              16,388
-------------------------------------------------------------------------------
Other accrued expenses                                                  16,476
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                       43,652
-------------------------------------------------------------------------------
NET ASSETS                                                          $4,334,028

REPRESENTED BY
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                     $4,205,030
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)               (4,782)
-------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions (Note 1)      (81,312)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                             215,092
-------------------------------------------------------------------------------
TOTAL -- REPRESENTING NET ASSETS APPLICABLE TO
CAPITAL SHARES OUTSTANDING                                          $4,334,028

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
-------------------------------------------------------------------------------
Net asset value and redemption price of class A shares
($2,476,690 divided by 297,171 shares)                                   $8.33
-------------------------------------------------------------------------------
Offering price per class A share (100/96.75 of $8.33)*                   $8.61
-------------------------------------------------------------------------------
Net asset value and offering price of class B shares
($1,857,338 divided by 223,127 shares)+                                  $8.32
-------------------------------------------------------------------------------
* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

+ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
Year ended November 30, 1995

TAX EXEMPT INTEREST INCOME                                            $210,957
-------------------------------------------------------------------------------
EXPENSES:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                        22,006
-------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                        1,565
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                          13,056
-------------------------------------------------------------------------------
Administrative services (Note 2)                                            29
-------------------------------------------------------------------------------
Auditing                                                                36,772
-------------------------------------------------------------------------------
Legal                                                                   24,019
-------------------------------------------------------------------------------
Reports to shareholders                                                 30,295
-------------------------------------------------------------------------------
Distribution fees -- class A (Note 2)                                    3,221
-------------------------------------------------------------------------------
Distribution fees -- class B (Note 2)                                   11,485
-------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                             608
-------------------------------------------------------------------------------
Other expenses                                                             549
-------------------------------------------------------------------------------
Fees waived by Manager (Note 2)                                        (99,019)
-------------------------------------------------------------------------------
TOTAL EXPENSES                                                          44,586
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                              (9,434)
-------------------------------------------------------------------------------
NET EXPENSES                                                            35,152
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                  175,805
-------------------------------------------------------------------------------
Net realized loss on investment transactions (Notes 1 and 3)           (12,335)
-------------------------------------------------------------------------------
Net realized loss on future contracts (Notes 1 and 3)                  (30,411)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year             291,910
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                249,164
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $424,969
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                                FOR THE PERIOD
                                                                  JUNE 8, 1994
                                                                 (COMMENCEMENT
                                             YEAR ENDED      OF OPERATIONS) TO
                                            NOVEMBER 30            NOVEMBER 30
                                                   1995                   1994
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                         $  175,805            $   35,436
-------------------------------------------------------------------------------
Net realized loss on investment transactions     (42,746)              (38,024)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                   291,910               (76,818)
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                        424,969               (79,406)
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                     (108,426)              (22,136)
    Class B                                      (68,449)              (13,461)
-------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                       (2,922)                   --
    Class B                                       (1,845)                   --
-------------------------------------------------------------------------------
Increase from capital share
transactions (Note 4)                          1,480,521             2,723,183
-------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                   1,723,848             2,608,180
-------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------
Beginning of period                            2,610,180                 2,000
-------------------------------------------------------------------------------
END OF PERIOD (including distributions in
excess of net investment income of
$4,782 and $16, respectively)                 $4,334,028            $2,610,180
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
                                                            FOR THE PERIOD                          FOR THE PERIOD
                                                              JUNE 8, 1994                            JUNE 8, 1994
                                                             (COMMENCEMENT                           (COMMENCEMENT
                                         YEAR ENDED      OF OPERATIONS) TO       YEAR ENDED      OF OPERATIONS) TO
                                        NOVEMBER 30            NOVEMBER 30      NOVEMBER 30            NOVEMBER 30
                                               1995                   1994             1995                   1994
----------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A                                  CLASS B
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                           $7.77                  $8.50            $7.76                  $8.50
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income (c)                       .41                    .22              .37                    .20
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                      .58                   (.73)             .57                   (.74)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
OPERATIONS                                      .99                   (.51)             .94                   (.54)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income                          (.42)                  (.22)            (.37)                  (.20)
----------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                              (.01)                    --              (.01)                    --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                            (.43)                  (.22)            (.38)                  (.20)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $8.33                  $7.77            $8.32                  $7.76
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
NET ASSET VALUE (%) (a)                       12.96                  (6.07)(b)        12.31                  (6.45)(b)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
(in thousands)                               $2,477                 $1,474           $1,857                 $1,137
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%) (c)(d)                           .95                    .17(b)          1.55                    .46(b)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%) (c)                  5.04                   2.67(b)          4.45                   2.27(b)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                        46.55                 104.64(b)         46.55                 104.64(b)
----------------------------------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) Not annualized.
(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the year ended November
    30, 1995 and period ended November 30, 1994, reflect a reduction of $.19 and $0.01, respectively, per share for class A and class B. Without these limitations, performance results would have been lower. See Note 2.
(d) The ratio of expenses to average net assets for the year ended November 30, 1995 included expense offset arrangements. Prior period ratios exclude these amounts. See Note 2.


NOTES TO FINANCIAL STATEMENTS
November 30, 1995


NOTE 1
SIGNIFICANT ACCOUNTING POLICIES

The fund is a series of Putnam New York Tax Exempt Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York state and New York city personal income taxes as Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by inves-ting primarily in a portfolio of intermediate-term New York tax exempt securi-ties.

The fund offers both class A and class B shares. Class A shares are sold with a maximum front-end sales charge of 3.25 %. Class B shares, which convert to class A shares after eight years, do not pay a front-end sales charge, but pay a hi-gher ongoing distribution fee than class A shares, and may be subject to a con-tingent deferred sales charge, if those shares are redeemed within four years of purchase.

Expenses of the fund are borne pro-rata by the holders of both classes of sha-res, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vo-te is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were li-quidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently fo-llowed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) SECURITY VALUATION Tax-exempt bonds and notes are stated on the basis of va-luations provided by a pricing service, approved by the Trustees, which uses in-formation with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair market value of restricted securities is determined by Putnam Management following procedures approved by the Trus-tees.

B) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). In-terest income is recorded on the accrual basis.

C) FUTURES AND OPTIONS CONTRACTS The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or which it in-vests to increase its current returns.

The potential risk to the fund is that the change in value of futures and op-tions contracts may not correspond to the change in value of the hedged instru-ments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the con-tract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) FEDERAL TAXES It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the In-ternal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefo-re, no provision has been made for federal taxes on income, capital gains or un-realized appreciation on securities held and for excise tax on income and capi-tal gains.

At November 30, 1995, the fund had a capital loss carryover of approximately $52,000 available to offset future capital gains, if any. The amount of the ca-rryover and the expiration dates are:

        LOSS CARRYOVER                   EXPIRATION
---------------------------------------------------------
           $38,000                    Nov. 30, 2002
           $14,000                    Nov. 30, 2003

E) DISTRIBUTIONS TO SHAREHOLDERS Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include treatment of realized gains and losses on certain fu-ture contracts. Reclassifications are made to the fund's capital accounts to re-flect income and gains available for distribution (or available capital loss ca-rryovers) under income tax regulations.

For the year ended November 30, 1995, the fund reclassified $1,071 to decrease distribution in excess of net investment income, $542 to increase accumulated net realized loss, and $529 to decrease paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these ad-justments.

F) AMORTIZATION OF BOND PREMIUM AND DISCOUNT Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discount on original issue bonds are accreted according to the effective yield method.

G) UNAMORTIZED ORGANIZATION EXPENSES Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commi-ssion and with various states and the initial public offering of its shares were $16,388. These expenses are being amortized over a five-year period based on cu-rrent and projected net asset levels.


NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Compensation of Putnam Management for management and investment advisory servi-ces is paid quarterly based on the average net assets of the fund for the quar-ter. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million and 0.40% of any amount over $1.5 billion, subject, under current law, to reduction in any year to the extent of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

Putnam Management has voluntarily agreed to reduce its compensation (and, to the extent necessary, absorb other expenses of the fund), until the earlier of the date the net assets of the fund exceed $100,000,000 or March 7, 1996, to the ex-tent that expenses of the fund (exclusive of brokerage, interest, taxes, custo-dian credits, deferred organizational and extraordinary expenses, and payments under the fund's Distribution Plans) exceed an annual rate of 0.65%. The limita-tion was accomplished by a reduction of the compensation payable under the mana-gement contract to Putnam Management and, to the extent necessary, by Putnam Ma-nagement's assumption of additional fund expenses.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative ser-vices to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustees fee of $100 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive addi-tional fees for attendance at certain committee meetings.

During the year ended November 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees re-main in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1995, fund expenses were reduced by $ 9,434 un-der expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arran-gements in an income producing asset if it had not entered into such arrange-ments.

The fund has adopted distribution plans (the "Plans") with respect to its class A shares and class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provi-ded and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35% and 1.00% of the average net assets attributable to class A and class B shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.15% and 0.75% of the average net assets attributable to class A and class B shares, respectively.

For the year ended November 30, 1995, Putnam Mutual Funds Corp., acting as un-derwriter received net commissions of $2,168 from the sale of class A shares and $3,374 in contingent deferred sales charges from redemp-tions of class B shares. A deferred sales charge of up to 1% is assessed on cer-tain redemptions of class A shares. For the year ended November 30,1995, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemp-tions.


NOTE 3
PURCHASES AND SALES OF SECURITIES

During the year ended November 30, 1995, purchases and sales of investment secu-rities other than short-term investments aggregated $2,849,968 and $1,594,966, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.


NOTE 4
CAPITAL SHARES

At November 30, 1995, there was an unlimited number of shares of beneficial in-terest authorized. Transactions in capital shares were as follows:

                                                         YEAR ENDED
                                                      NOVEMBER 30, 1995
CLASS A                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                    242,432              $1,949,032
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                    9,728                  79,154
-------------------------------------------------------------------------------
                                               252,160               2,028,186
-------------------------------------------------------------------------------
Shares repurchased                            (144,657)             (1,167,750)
-------------------------------------------------------------------------------
Net increase                                   107,503              $  860,436
-------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                                  JUNE 8, 1994
                                                                 (COMMENCEMENT
                                                             OF OPERATIONS) TO
                                                             NOVEMBER 30, 1994
CLASS A                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                    224,029              $1,815,798
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                    2,133                  17,090
-------------------------------------------------------------------------------
                                               226,162               1,832,888
-------------------------------------------------------------------------------
Shares repurchased                             (36,612)               (296,863)
-------------------------------------------------------------------------------
NET INCREASE                                   189,550              $1,536,025
-------------------------------------------------------------------------------

                                                         YEAR ENDED
                                                      NOVEMBER 30, 1995
CLASS B                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                    127,659              $1,029,703
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                    6,417                  52,198
-------------------------------------------------------------------------------
                                               134,076               1,081,901
-------------------------------------------------------------------------------
Shares repurchased                             (57,386)               (461,816)
-------------------------------------------------------------------------------
NET INCREASE                                    76,690                $620,085
-------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                                  JUNE 8, 1994
                                                                 (COMMENCEMENT
                                                             OF OPERATIONS) TO
                                                             NOVEMBER 30, 1994
CLASS B                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                    146,001              $1,184,776
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                    1,134                   9,046
-------------------------------------------------------------------------------
                                               147,135               1,193,822
-------------------------------------------------------------------------------
Shares repurchased                                (816)                 (6,664)
-------------------------------------------------------------------------------
NET INCREASE                                   146,319              $1,187,158
-------------------------------------------------------------------------------

OUR COMMITMENT TO QUALITY SERVICE

CHOOSE AWARD-WINNING SERVICE.
Putnam Investor Services has won the DALBAR Quality Tested Service Seal for the past six years. In 1994, over 146,000 tests of 56 shareholder service components demonstrated that Putnam outperformed the industry standard in every category.

HELP YOUR INVESTMENT GROW.
Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account. *

SWITCH FUNDS EASILY.
You can move money from one account to another with the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY QUICKLY.
You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam repre-sentative.

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number:
1-800-225-1581.

* Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.

FUND INFORMATION

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT ACCOUNTANTS
Coopers &Lybrand L.L.P.

TRUSTEES
George Putnam, Chairman                   William F. Pounds, Vice Chairman
Jameson Adkins Baxter                     Hans H. Estin
John A. Hill                              Elizabeth T. Kennan
Lawrence J. Lasser                        Robert E. Patterson
Donald S. Perkins                         George Putnam, III
Eli Shapiro                               A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam                             Charles E. Porter
President                                 Executive Vice President

Patricia C. Flaherty                      Lawrence J. Lasser
Senior Vice President                     Vice President

Gordon H. Silver                          James E. Erickson
Vice President                            Vice President

David J. Eurkus                           James M. Prusko
Vice President                            Vice President and Fund Manager

Blake E. Anderson                         William N. Shiebler
Vice President                            Vice President

John R. Verani                            Paul M. O'Neil
Vice President                            Vice President

John D. Hughes                            Beverly Marcus
Vice President and Treasurer              Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New York Interme-diate Tax Exempt Income Fund. It may also be used as sales literature when pre-ceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

SHARES OF MUTUAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR EN-DORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT IN-SURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                                                        ---------------
PUTNAM INVESTMENTS                                      Bulk Rate
                                                        U.S. Postage
THE PUTNAM FUNDS                                        PAID
One Post Office Square                                  Putnam
Boston, Massachusetts 02109                             Investments
                                                        ---------------






22203-927/942 1/96

APPENDIX TO FORM N-30D FILINGS TO DESCRIBE DIFFERENCES BETWEEN PRINTED AND EDGAR-FILED TEXTS:

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(10) The triple dagger symbol has been replaced by +++

(11) The section symbol has been replaced by ^

(12) The double section symbol has been replaced by ^^

(13) The trile section symbol has been replaced by ^^^